UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

Black Hills Corporation

(Exact name of Registrant as Specified in Its Charter)

South Dakota	001-31303	46-0458824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 Mount Rushmore Road
Rapid City, South Dakota		57702
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 605 721-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of $1.00 par value	BKH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Black Hills Corporation ("Black Hills" or the "Company") is filing this Current Report on Form 8-K solely to provide certain information relating to the pending merger transaction involving Black Hills and NorthWestern Energy Group, Inc., a Delaware corporation (“NorthWestern”). As previously disclosed in its Current Report on Form 8-K filed on August 19, 2025, Black Hills entered into an Agreement and Plan of Merger (the “Merger Agreement”) on August 18, 2025 with NorthWestern and River Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of Black Hills. The Merger Agreement, which was unanimously approved on August 18, 2025 by both the board of directors of Black Hills and the board of directors of NorthWestern, provides for an all-stock business combination of Black Hills and NorthWestern upon the terms and subject to the conditions set forth therein. Such conditions include, among other things, clearance under the Hart-Scott Rodino Act, approval from each company's shareholders, and regulatory approvals, including approval from certain state regulatory commissions, as well as the Federal Energy Regulatory Commission.

This Item 8.01 contains:

1.
Historical financial statements of NorthWestern filed in accordance with Rule 3-05 of Regulation S-X, included as Exhibits 99.1 and 99.2, which are incorporated herein by reference;
2.
Pro forma financial information of Black Hills and NorthWestern on a combined basis in accordance with Article 11 of Regulation S-X giving effect to certain pro forma adjustments related to the pending merger transaction as if it were completed on January 1, 2024 as it relates to the pro forma combined condensed statements of income, and as if it were completed on June 30, 2025 as it relates to the pro forma combined condensed balance sheet, included as Exhibit 99.3 hereto, which is incorporated herein by reference; and
3.
Supplementary risk factors related to the pending merger transaction, included as Exhibit 99.4, which is incorporated herein by reference.

The pro forma information and related notes have been prepared for illustrative purposes only, based upon applicable rules of the Securities and Exchange Commission. The pro forma information does not purport to be indicative of what the combined company’s consolidated financial position or results of operations actually would have been had the pending merger transaction been completed as of the dates indicated. In addition, the unaudited pro forma combined condensed financial information does not purport to project the future financial position or operating results of the combined company. The pro forma adjustments, which are subject to uncertainties, are based on the information available at the time of the preparation of these pro forma financial statements and on the basis of certain assumptions and estimates. The pro forma financial information should be read, if at all, with the related qualifications and other notes set forth in Exhibit 99.3.

This Report does not modify or update the consolidated financial statements of Black Hills included in the Company’s periodic reports. The historical financial statements of NorthWestern included as Exhibits 99.1 and 99.2 hereto were prepared by NorthWestern and previously disclosed by NorthWestern in its periodic reports; it has not been independently validated or reviewed by Black Hills.

* * *

Forward-Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. This includes, without limitations, completion of the merger transaction with NorthWestern and statements about the benefits of the proposed transaction between Black Hills and NorthWestern including future financial and operating results. These forward-looking statements are based on assumptions which we believe are reasonable based on current expectations and projections about future events and industry conditions and trends affecting our business. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that, among other things, could cause actual results to differ materially from those contained in the forward-looking statements.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Black Hills or NorthWestern to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk of delays in consummating the pending merger transaction, including as a result of required regulatory and shareholder approvals, which may not be obtained on the expected timeline, or at all, (2) the risk of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (3) the risk that required regulatory approvals are subject to conditions not anticipated by Black Hills and NorthWestern, (4) the possibility that any of the anticipated benefits and projected synergies of the pending merger transaction will not be realized or will not be realized within the expected time period, (5) disruption to the parties’ businesses as a result of the announcement and pendency of the merger transaction, including potential distraction of management from current plans and operations of Black Hills or NorthWestern and the ability of Black Hills or NorthWestern to retain and hire key personnel, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the pending merger transaction, (7) the possibility that the pending merger transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (8) the outcome of any legal or regulatory proceedings that may be instituted against Black Hills or NorthWestern related to the Merger Agreement or the pending merger transaction, (9) the risks associated with third party contracts containing consent and/or other provisions that may be triggered by the pending merger transaction, (10) legislative, regulatory, political, market, economic and other conditions, developments and uncertainties affecting Black Hills’ or NorthWestern’s businesses; (11) the evolving legal, regulatory and tax regimes under which Black Hills and NorthWestern operate; (12) restrictions during the pendency of the merger transaction that may impact Black Hills’ or NorthWestern's ability to pursue certain business opportunities or strategic transactions; and (13) unpredictability and severity of catastrophic events, including, but not limited to, extreme weather, natural disasters, acts of terrorism or outbreak of war or hostilities, as well as Black Hills’ and NorthWestern’s response to any of the aforementioned factors.

Additional factors which could affect future results of Black Hills and NorthWestern can be found in both Black Hills’ and NorthWestern’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Black Hills and NorthWestern disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

No Offer or Solicitation

This document is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Important Information and Where to Find It

Black Hills intends to file a registration statement on Form S-4 with the SEC to register the shares of Black Hills’ common stock that will be issued to NorthWestern stockholders in connection with the pending merger transaction. The registration statement will include a joint proxy statement of Black Hills and NorthWestern that will also constitute a prospectus of Black Hills. The definitive joint proxy statement/prospectus will be sent to the stockholders of each of Black Hills and NorthWestern in connection with the pending merger transaction. Additionally, Black Hills and NorthWestern will file other relevant materials in connection with the pending merger transaction with the SEC. Investors and security holders are urged to read the registration statement and joint proxy statement/prospectus when they become available (and any other documents filed with the SEC in connection with the transaction or incorporated by reference into the joint proxy statement/prospectus) because such documents will contain important information regarding the pending merger transaction and related matters. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Black Hills or NorthWestern through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Black Hills or NorthWestern at investorrelations@blackhillscorp.com or travis.meyer@northwestern.com, respectively.

Before making any voting or investment decision, investors and security holders of Black Hills and NorthWestern are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto (and any other documents filed with the SEC in connection with the pending merger transaction) because they will contain important information about the pending merger transaction. Free copies of these documents may be obtained as described above.

Participants in Solicitation

Black Hills, NorthWestern and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of each of Black Hills and NorthWestern in connection with the pending merger transaction. Information regarding the directors and executive officers of Black Hills and NorthWestern and other persons who may be deemed participants in the solicitation of the stockholders of Black Hills or of NorthWestern in connection with the pending merger transaction will be included in the joint proxy statement/prospectus related to the pending merger transaction, which will be filed by Black Hills with the SEC. Information about the directors and executive officers of Black Hills and their ownership of Black Hills common stock can also be found in Black Hills’ filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed on February 12, 2025, under the header “Information About Our Executive Officers,” and its Proxy Statement on Schedule 14A, which was filed on March 14, 2025, under the headers “Election of Directors” and “Security Ownership of Management and Principal Shareholders,” and other documents subsequently filed by Black Hills with the SEC. Information about the directors and executive officers of NorthWestern and their ownership of NorthWestern common stock can also be found in NorthWestern’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed on February 13, 2025, under the header “Information About Our Executive Officers” and its Proxy Statement on Schedule 14A, which was filed on March 12, 2025, under the headers “Election of Directors” and “Who Owns our Stock”. To the extent any such person's ownership of Black Hills’ or NorthWestern’s securities, respectively, has changed since the filing of such proxy statement, such changes have been or will be reflected on Forms 3, 4 or 5 filed with the SEC. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant documents regarding the pending merger transaction filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm to NorthWestern Energy Group, Inc.
99.1	Audited consolidated financial statements of NorthWestern Energy Group, Inc. as of and for the years ended December 31, 2024, 2023 and 2022
99.2	Unaudited consolidated financial statements of NorthWestern Energy Group, Inc. as of and for the six months ended June 30, 2025 and 2024
99.3	Unaudited pro forma condensed combined financial statements (a) as of and for the six months ended June 30, 2025 and (b) for the year ended December 31, 2024
99.4	Supplementary risk factors related to the pending merger transaction
104	Cover Page Interactive Data File (formatted as the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

Date:	September 15, 2025	By:	/s/ Kimberly F. Nooney
Kimberly F. Nooney Senior Vice President and Chief Financial Officer